SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 6, 2005

                              Taylor Madison Corp.
               ---------------------------------------------------
               (Exact name of registrant as specified in Charter)

              Florida                        000-15034          01-0656115
--------------------------------           --------------    -------------------
(State  or  other  jurisdiction of          (Commission       (IRS Employer
 incorporation  or  organization)             File No.)     Identification  No.)

              5422 Carrier Drive, Suite 306, Orlando, Florida 32819
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (407) 354-1222
                            -------------------------
                            (Issuer Telephone number)

            2875 NE 191st Street, Suite PH2, Aventura, Florida 33180
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On May 6, 2005, Taylor Madison Corp., a Florida corporation (the "Registrant"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Lucien Lallouz, Michael B. Wellikoff, Taylor Madison Holdings, Inc., a Florida corporation, and Chris Phillips, as authorized representative for each of the persons that purchased the 10% Convertible Debentures issued by Registrant. Pursuant to the Securities Purchase Agreement and Share Exchange Agreement (as defined below), the Registrant issued on May 6, 2005: (a) 10% Convertible Debentures having an aggregate original principal balance of $565,000; and (b) Class A warrants entitling the debenture holders to purchase, in the aggregate, 718,750 shares of Registrants' common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.60 per share (the "Class A Warrants").(1) The 10% Convertible Debentures are due one (1) year from the date of issuance, or, upon the earlier occurrence of the events described in each 10% Convertible Debenture, all principal and accrued interest of each 10% Convertible Debenture automatically converts into either (a) Registrant's Common Stock at a conversion price of $.40 per share of Common Stock, or (b) units at a price of $.66 per unit, each unit being comprised of
(i) one share of Registrant's proposed Series A Preferred Stock, which upon designation will be convertible into Registrant's Common Stock at a price of $.60 per share, and (ii) one Class B warrant, each Class B warrant having an exercise price of $.80 per share.(2)

On May 6, 2005, the Registrant entered into a Share Exchange Agreement (the "Share Exchange Agreement) with Telzuit Technologies, LLC, a Florida limited liability company, Telzuit Technologies, Inc., a Florida corporation, Michael J. Vosch, James P. Tolan, Don Sproat, and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Debentures issued by Taylor Madison. Pursuant to the Share Exchange Agreement, the Registrant acquired all of the issued and outstanding capital stock of Telzuit Technologies, Inc. in exchange for 2,207,723 shares of the Registrants newly created Series B Preferred Stock (the "Telzuit Acquisition"). The Telzuit Acquisition closed on May 6, 2005.

There is no material relationship between the Registrant or its affiliates and any other party to the Securities Purchase Agreement or the Share Exchange Agreement other than with respect to the material definitive agreement referenced in this Item 1.01, Item 5.01 below, and transactions contemplated in the Securities Purchase Agreement and Share Exchange Agreement.

On May 6, 2005, the Registrant entered into a Placement Agent Agreement (the "Placement Agent Agreement") with Midtown Partners & Co., LLC, a SEC and NASD registered broker dealer, in connection with a proposed private placement of Registrant's securities. Pursuant to the terms of the Placement Agent Agreement, the Registrant agreed (a) to pay Midtown a cash commission of 8.0% of securities sold, (b) issue to Midtown warrants equal to 12% of the aggregate number of shares of Common Stock issued or issueable by the Registrant in connection with the proposed private placement, such warrants having an exercise price of $.60 per share, and (c) pay Midtown a cash fee of 5% of the aggregate consideration received by the Registrant in connection with the exercise of any warrants issued in connection with private placement.

-----------------------------------------------
(1) See, Item 5.1 below for discussion of Registrant's proposed 1 for 31 reverse stock split. The warrant shares issuable upon exercise of the Class A Warrants are calculated on a post 1 for 31 reverse stock split basis.

(2) See, Item 5.1 below for discussion of Registrant's proposed 1 for 31 reverse stock split. The conversion price of the 10% Convertible Debentures, whether into Common Stock or units of Series A Preferred Stock and Class B Warrants, are calculated on a post 1 for 31 reverse stock split basis.

There is no material relationship between the Registrant or its affiliates and any other party to the Private Placement Agreement other than with respect to the material definitive agreement referenced in this Item 1.01 and transaction contemplated in the Private Placement Agreement.

Effective as of May 6, 2005, Taylor Madison entered into a Consulting Agreement with Apogee Business Consultants, LLC, a Nevada corporation (the "Consultant"). Pursuant to this Consulting Agreement, the Consultant shall receive a consulting fee of $10,000 per month, for a five month period commencing as of May 6, 2005.

There is no material relationship between the Registrant or its affiliates and any other party to the Consulting Agreement other than with respect to the material definitive agreement referenced in this Item 1.01 and transaction contemplated in the Consulting Agreement.

ITEM  2.01     COMPLETION  OF  ACQUISITION  OR  DISPOSAL  OF  ASSETS

On May 6, 2005, the Registrant entered into a Share Exchange Agreement (the "Share Exchange Agreement) with Telzuit Technologies, LLC,, Telzuit Technologies, Inc., Michael J. Vosch, James P. Tolan, Don Sproat, and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Promissory Debentures issued by the Registrant. Pursuant to the Share Exchange Agreement, the Registrant acquired from Telzuit Technologies, LLC all of the issued and outstanding capital stock of Telzuit Technologies, Inc. in exchange for 2,207,723 shares of a the Registrants newly created Series B Preferred Stock (the "Telzuit Acquisition"). See, discussion at Item 5.01 regarding Certificate of Designations, Preferences, and Rights of the Series B Preferred Stock. The Telzuit Acquisition closed on May 6, 2005. Upon completion of the Acquisition, Telzuit Technologies, Inc. became a wholly owned subsidiary of Registrant. Telzuit Technologies, Inc. develops and sells wireless medical monitoring devices and services. The initial product of Telzuit Technologies, Inc., which has been named the "Bio-Patch Wireless Heart Monitor" is attached to a patient's chest and consists of six (6) electrodes that are imbedded in a disposable bandage strip. The Bio-Patch captures electrical impulses of the patient's heart and transmits this information to a cellular telephone / PDA that the patient carries. This cellphone / PDA records the electrical activity of the patient's heart. Every two (2) to four (4) hours, the recorded information is sent through cellular telephone towers, frame relay systems and switching stations. Ultimately, the recorded heart activity information is received by our data center, where it is processed using licensed software to derive a 12 lead ECG and then passed to the physician for evaluation.

There is no material relationship between the Registrant or its affiliates, or any director or officer of the Registrant, and any other party to the Securities Purchase Agreement or the Share Exchange Agreement other than with respect to the transactions contemplated in the Securities Purchase Agreement and Share Exchange Agreement.

As a condition to closing the transactions contemplated in the Share Exchange Agreement, and effective as of May 6, 2005, all of the issued and outstanding stock of Taylor Madison Holdings, Inc., a wholly owned subsidiary of the Registrant, were transferred to Lucien Lallouz in consideration for cancellation of his employment agreement and satisfaction of other debts owing to Mr. Lallouz.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Pursuant to the Securities Purchase Agreement and Share Exchange Agreement, the Registrant, issued, effective as of May 6, 2005 (a) 10% Convertible Debentures having an aggregate original principal balance of $565,000, and (b) Class A warrants entitling the debenture holders to purchase, in the aggregate, 718,750 shares of Registrants' Common Stock, at an exercise price of $.60 per share.(3) The principal balance of the 10% Convertible Debentures are due, in one lump sum payment, on the date one year from the date of issuance, unless earlier converted. Interest on such principal amount (or any balance thereof outstanding from time to time) accrues at an annual rate of interest of ten percent (10%) (computed on the basis of a 365-day year for actual days elapsed). As so accrued, interest shall be due and payable semi-annually in arrears; provided, the Registrant, in its sole discretion, may pay interest that is due in cash, or in-kind by adding the amount of interest due to the principal amount of this Debenture, with such compounded amount thereafter accruing interest as principal hereunder. If Registrant fails to pay any instalment of principal on a debenture when due, or fails to pay any interest on a debentures within five (5) days of the date when due, or commits any other Event of Default (as described in the Share Exchange Agreement), then the unpaid principal amount of and accrued interest on the 10 Convertible Debentures automatically shall become due and payable the unpaid principal amount of and accrued interest on the 10% Convertible Debentures shall accelerate and become due and payable. See, discussion in Item 1.01 regarding conversion features of the 10% Convertible Debentures. In connection with the issuance of the 10% Convertible Debentures, the Registrant has agreed to not take certain actions without approval by the representative of the holders of the debentures. See, Share Exchange Agreement attached hereto as an Exhibit 10.2.

-----------------------------------------------
(3) See, Item 5.1 below for discussion of Registrant's proposed 1 for 31 reverse stock split. The warrant shares issuable upon exercise of the Class A Warrants are calculated on a post 1 for 31 reverse stock split basis.

ITEM  3.02     UNREGISTERED  SALE  OF  EQUITY  SECURITIES

Bridge  Financing
-----------------

Pursuant to the Securities Purchase Agreement and Share Exchange Agreement, the Registrant, on May 6, 2005, issued (a) 10% Convertible Debentures, having an aggregate original principal balance of $565,000, and (b) Class A Warrants entitling the debenture holders to purchase, in the aggregate, 718,750 shares of Registrants' common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.60 per share (the "Bridge Financing")(4). The 10% Convertible Debentures are due one year from the date of issuance, or, upon the earlier occurrence of certain events specified in each 10% Convertible Debenture, all principal and accrued interest of each debenture automatically converts into either (a) the Registrant's Common Stock at a price of $.40 per share of Common Stock, or (b) units at a price of $.66 per unit, each unit being comprised of (i) one share of a to be designated series of Preferred Stock of the Registrant, which upon designation will be convertible into Registrant's Common Stock at a price of $.60 per share, and (ii) one Class B warrant, each Class B warrant having an exercise price of $.80 per share.(5) The purchase price paid to the Registrant in connection with the Bridge Financing was $565,000. The securities issued in connection with the Bridge Financing were issued pursuant to Rule 506 of Regulation D. The 10% Convertible Debentures and Class A warrants were sold to institutional or accredited investors.

The Class A Warrants are exercisable by the holder at any time before the date five (5) years from the date of issuance. Beginning twelve (12) months following the date of issuance of the Class A Warrants, if the closing bid price of the Registrant's common stock exceeds two dollars ($2.00) US for a period of twenty
(20) consecutive trading days, and the Registrant's common stock has an average trading volume in excess of fifty thousand (50,000) shares per day for the twenty (20) prior trading days, the Class A Warrants may be redeemed by the Company at one cent ($.01) per warrant.

In the event the Registrant's proposed registration statement is not declared effective within one hundred twenty (120) days after a proposed future funding (the "Series A Financing"), for the thirty (30) day period beginning one hundred twenty (120) days after the closing of such Series A Financing, the Registrant shall issue to the warrant holders additional Class A Warrants equal to two percent (2.0%) of the number of shares of Common Stock, and Common Stock underlying the Series A Preferred Stock, as applicable, issued to the Class A warrant holders at the Series A Closing and shall issue to the Investors as liquidated damages, additional Class A Warrants equal to one percent (1.0%) of the number of such shares of Common Stock, and Common Stock underlying the Series A Preferred Stock, as applicable, issued at the Series A Closing for each subsequent 30-day period; provided, however, in no event shall the maximum liquidated damages be an amount of additional Class A Warrants in excess of ten percent (10.0%) of the such Common Stock and underlying Common Stock issued as part of the proposed Series A Financing.

If Registrant does not complete the Series A Financing on or before the day forty-five days after May 6, 2005, and does not have a registration statement is not declared effective within ninety (90) days after such date, then Registrant is obligated to issue to the warrant holders additional Class A Warrants equal to twenty five percent (25.0%) of the number of shares of Common Stock issuable to the warrant holder upon conversion of the 10% Convertible Debentures.

-----------------------------------------------
(4) See, Item 5.1 below for discussion of Registrant's proposed 1 for 31 reverse stock split. The warrant shares issuable upon exercise of the Class A Warrants are calculated on a post 1 for 31 reverse stock split basis.

(5) See, Item 5.1 below for discussion of Registrant's proposed 1 for 31 reverse stock split. The conversion price of the 10% Convertible Debentures, whether into Common Stock or units of Series A Preferred Stock and Class B Warrants, are calculated on a post 1 for 31 reverse stock split basis.

The issuance of the 10% Convertible Debentures, the Class A Warrants, and related contract rights were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that the 10% Convertible Debentures and Class A Warrants were issued to institutional or accredited investors.

Midtown Partners & Co., LLC., an SEC and NASD registered broker dealer acted as the placement agent for the Registrant in connection with the offering referenced above. Midtown is located in Boca Raton, Florida. In connection with the financing referenced above, on May 6, 2005, the Registrant paid a cash commission to Midtown equal to $44,400 and issued warrants to Midtown entitling Midtown to purchase, in the aggregate, 166,500 shares of Registrants' common stock at an exercise price of $.60 per share.

The issuance of the warrants to Midtown Partners & Co., LLC. were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that such warrants were issued to institutional or accredited investors.

Issuance  of  Shares in Connection with the Acquisition of Telzuit Technologies,
--------------------------------------------------------------------------------
Inc.
----

Pursuant to the Share Exchange Agreement, on May 6, 2005, the Registrant acquired from Telzuit Technologies, LLC all of the issued and outstanding capital stock of Telzuit Technologies, Inc. in exchange for the issuance of 2,207,723 shares of the Registrant's newly created Series B Preferred Stock to Telzuit Technologies, LLC. Each share of Series B Preferred converts into 12 shares of Common Stock of the Registrant. See, discussion at Item 5.01 regarding Certificate of Designations, Preferences, and Rights of the Series B
Preferred Stock. The securities issued in connection with the share exchange were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering.

Other  Issuances
----------------

For services rendered to Telzuit Technologies, LLC, the Registrant issued 50,583 shares of its Series B Preferred Stock to Midtown Partners and Co., LLC.

The issuance of the shares to Midtown Partners & Co., LLC. were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that such warrants were issued to institutional or accredited investors.

ITEM  5.01     CHANGE  IN  CONTROL  OF  REGISTRANT.

In connection with the Telzuit Acquisition, on May 6,2005, Telzuit Technologies, LLC acquired 2,207,723 shares of the Registrants newly created Series B Preferred Stock. Each share of Series B Preferred Stock converts into, and votes as, 12 shares of Common Stock. In addition, on May 6, 2005, Lucien Lallouz granted an irrevocable proxy to Telzuit Technologies, LLC to vote 8,350,000 shares of Common Stock of the Registrant, and Michael B. Wellikoff granted an irrevocable proxy to Telzuit Technologies, LLC to vote 3,478,000 shares of Common Stock of the Registrant (collectively, the "Proxy Shares"). The 2,207,723 shares of Series B Preferred Stock and the Proxy Shares account for approximately 67% of the issued and outstanding voting securities of the Registrant (excluding any additional shares issuable upon outstanding options and warrants convertible into common stock). Pursuant to the Share Exchange Agreement, Telzuit Technologies, LLC acquired the Series B Preferred Stock by delivering all of the issued and outstanding capital stock of Telzuit Technologies, Inc. Control of the Registrant was acquired from Lucien Lallouz and Michael B. Wellikoff.

Upon completion of the Telzuit Acquisition, Michael B. Wellikoff resigned as a director, and Lucien Lallouz and Tim Hart resigned as the officers of the Registrant. Donald Sproat was elected to serve as President, Chief Executive Officer, and Chief Financial Officer of Registrant, James Tolan was elected to serve as Senior Vice President of Business Development of Registrant, and Michael Vosch was elected to serve as Senior Vice President of Product Development of Registrant. Each of Messrs. Sproat, Tolan, and Vosch are also officers of Telzuit. In addition, Mr. Sproat was elected to fill the vacancy on the Board of Directors caused by Mr. Wellikoff's resignation.

No agreements exist among present or former controlling stockholders of the Registrant or present or former members of Telzuit Technologies, LLC with respect to the election of the members of the Registrant's Board of Directors, and to the Registrant's knowledge, except as referenced in the immediately following paragraph, no other agreements exist which might result in a change of control of the Registrant.

Pursuant to an Agreement dated May 6, 2005, the Registrant, upon vote of a majority of its shareholders, agreed to effect a 1 for 31 reverse stock split (the "Reverse Stock Split Agreement"). Pursuant to the terms of the Reverse Stock Split Agreement, the Certificate of Designations, Preferences, and Rights of the Series B Preferred Stock, and the Class A warrants, the Series B Preferred Stock, the number of Warrant Shares (as defined in the Class A warrants) and the number of shares of Common Stock issuable upon conversion of the 10% Convertible Debenture are not effected by the 1 for 31 reverse stock split.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Upon completion of the Telzuit Acquisition, effective as of May 6, 2005, Lucien Lallouz and Tim Hart resigned as the officers of the Registrant.

(c) Effective as of May 6, 2005, Donald Sproat was elected to serve as President, Chief Executive Officer, and Chief Financial Officer of Registrant, James Tolan was elected to serve as Senior Vice President of Business Development of Registrant, and Michael Vosch was elected to serve as Senior Vice President of Product Development of Registrant.

Mr. Sproat brings to the Registrant an unusual blend of financial, marketing, and operational ability. He has over seventeen years of experience as a CFO/CEO coupled with three years of public accounting. In addition, he has over five years experience in direct sales and marketing and has managed a field force of approximately 100 sales and service professionals. During his tenure with companies as the top financial person, he often directed large operational segments of the business. He has worked primarily with companies in the $35 to $50 million revenue per year range. Mr. Sproat is a CPA and has an MBA from Stetson University.

Mr. Tolan started his career as a linguist / analyst for the United States Government. Following this he worked extensively in Western and Eastern Europe in sales and marketing. He was Director of Sales for Halifax Properties for Eastern Europe until 1994. Upon returning to the U.S., he became a licensed securities broker, managing assets at International Assets Advisory Corp, First Union Securities and Park Financial Group. He holds series 7, 65 and 63 NASD licenses, although they are currently inactive. He holds a bachelors degree from the University of Maryland.

Mr. Vosch has seventeen years experience in the IT industry. His areas of expertise are in wireless and satellite networks as well as Engineering and Nursing. He has seven years experience designing network systems for physicians. Mr. Vosch designed the companies first product, the Bio-Patch, and is a co-inventor of that product.

Other  directorships  of  Mr.  Sproat:  None.
-------------------------------------

Family  Relationships:  None.
---------------------

Certain  Relationships  and  Related  Transactions:  None.
--------------------------------------------------

Employment  Agreements:  None  of  Messrs.  Sproat, Tolan, or Vosch have entered
----------------------
into an employment agreement with the Registrant. Each of Messrs. Sproat, Tolan, and Vosch have an employment agreement with Telzuit Technologies, Inc., a wholly owned subsidiary of the Registrant. Mr. Sproat's employment agreement has a term of two years and provides for an annual salary of $ 150,000. Mr. Tolan's employment agreement has a term of two years and provides for an annual salary of $ 150,000. Mr. Vosch's employment agreement has a term of two years and provides for an annual salary of $ 150,000.

(d) Effective as of May 6, 2005, Donald Sproat was elected as a director of the Registrant. Mr. Sproat has not been named to serve on a committee of the Registrant. No agreements exist between Mr. Sproat and any other person, pursuant to which Mr. Sproat was elected director.

Certain  Relationships  and  Related  Transactions:  None.
--------------------------------------------------

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEARS.

Effective as of May 6, 2005, the Registrant filed an Articles of Amendment to its Articles of Incorporation adopting the Certificate of Designations, Preferences, and Rights of the Series B Preferred Stock, as approved by the Board of Directors (the "Certificate of Designations"). The Certificate of Designation authorizes 2,300,000 shares Series B Preferred Stock. Among other matters, each outstanding share of Series B Preferred Stock shall converts, without any adjustment for the proposed 1-for-31 reverse stock split, into twelve (12) shares of Common Stock, and votes and has liquidation and dividend preferences at a multiple of twelve times the Common Stock.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Financial  statement  of  business  acquired.

The Registrant has not included the financial statements under Item 9.01(a) as an attachment to this Form 8-K. The Registrant will file such financial statements, by amendment, not later than 71 calendar days after the date of this Form 8-K.

(b)     Pro  forma  financial  information.

The Registrant has not included the financial statements under Item 9.01(b) as an attachment to this Form 8-K. The Registrant will file such financial statements, by amendment, not later than 71 calendar days after the date of this Form 8-K.

(c)     Exhibits.

10.1      Securities  Purchase  Agreement  dated  May  6,  2005,  by  and  among
          Registrant, Lucien Lallouz, Michael B. Wellikoff, Taylor Madison Holdings, Inc., and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Debentures issued by Taylor Madison.

10.2 Share Exchange Agreement dated May 6, 2005, by and among Registrant, Telzuit Technologies, LLC, Telzuit Technologies, Inc., Michael J. Vosch, James P. Tolan, Don Sproat, and Chris Phillips, as authorized representative for each of the persons that purchased the 10% Convertible Promissory Debentures issued by Taylor Madison.

10.3.     Form  of  10%  Convertible  Debenture  issued  on  May  6,  2005.

10.4 Form of Class A Warrant issued on May 6. 2005 to purchaser of the 10% Convertible Debentures

10.5 Consulting Agreement, effective as of May 6, 2005, by and between Apogee Business Consultants, LLC, a Nevada corporation, and Registrant.

10.6 Private Placement Agreement dated May 6, 2005 by and between Midtown Partners & Co., LLC and Registrant

10.7      Form  of Warrant  issued to Midtown Partners & Co., LLC on May 6, 2005

10.8 Agreement by Registrant dated May 6, 2005 regarding 1 for 31 reverse stock split

99.1 Certificate of Designations, Preferences, and Rights of the Series B Preferred Stock, as approved by the Board of Directors

99.2 Irrevocable Proxy granted by ZTZ Trust, Lucien Lallouz, Trustee to Telzuit Technologies, LLC to vote 8,350,000 shares of Common Stock of the Registrant.

99.3 Irrevocable Proxy granted by Michael B. Wellikoff to Telzuit Technologies, LLC to vote 3,478,000 shares of Common Stock of the Registrant.

99.4      Press  Release  of  Taylor  Madison  issued  on  May  12,  2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Dated:

                                                By: /s/  Donald Sproat
                                                   -----------------------------
                                                   Donald  Sproat
                                                   President  and
                                                   Chief  Financial Officer

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